Exhibit 10.3
EXCHANGE AGREEMENT
This Exchange Agreement (the “Agreement”) executed as of November 13, 2023 by and among Stronghold Digital Mining, Inc., a Delaware corporation (the “Company”), and the holder named on the executed signature page hereto (the “Holder”) sets forth the terms and conditions upon which the Company will issue an aggregate of 15,582 shares (the “Shares”) of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), containing the rights, powers and privileges as set forth on Exhibit A hereto (the “Certificate of Designation”), in exchange for the cancellation of 15,582 shares of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”) issued to the Holder (the “Exchanged Equity”).
Section 1.Exchange. On the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties and agreements contained herein, the Holder agrees to exchange the Exchanged Equity in consideration of and in exchange for issuance by the Company to Holder of the Shares. Upon satisfaction or waiver, if applicable, of the terms and subject to the conditions of this Agreement, at Closing (as defined below), (i) the Company shall issue the Shares, which Shares shall be issued without restrictive legend and shall be freely tradable by the Holder, and the Company shall reflect such issuance in the Company’s books and records, and (ii) the Exchanged Equity as set forth on the Holder’s signature page hereto shall be immediately canceled.
Section 2.Closing; Closing Actions and Deliverables. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur concurrently with the execution and delivery by the Company and the Holder of this Agreement and the performance or delivery, as applicable, of each of the following actions and deliverables:
(a)The Company shall have obtained the receipt of any and all government and other necessary consents in connection with the transactions contemplated by this Agreement.
(b)The Certificate of Designation shall have been filed with and accepted by the Secretary of State of the State of Delaware.
(c)The Company and the Holder shall have executed and delivered a Registration Rights Agreement in the form attached as Exhibit B hereto.
(d)The Holder shall have delivered to the Company a duly executed and properly completed Internal Revenue Service Form W-9 with respect to the Holder certifying as to a complete exemption from backup withholding.
(e)The Company shall issue the Shares and promptly deliver evidence thereof to the Holder.
(f)The Exchanged Equity shall be canceled in exchange for the Shares.
Section 3.Representations and Warranties of the Holder. The Holder represents and warrants on behalf of itself to the Company, as of the date hereof, that:
(a)The execution, delivery and performance by the Holder of this Agreement, the documents attached hereto (the “Transaction Documents”) to which it is a party and the consummation of the transactions contemplated hereby and thereby are within the powers of the Holder and have been duly authorized by all necessary action on the part of the Holder and no further consent, approval or authorization is required by the Holder or its equity owners in order for the Holder to perform its obligations hereunder or thereunder and consummate the transactions contemplated hereby and thereby, including, without limitation, the exchange of the Exchanged Equity for the Shares as contemplated hereunder, and this Agreement constitutes (and the other Transaction Documents to which it is a party will constitute) a valid and binding agreement of the Holder, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
(b)The execution, delivery and performance by the Holder of this Agreement, the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official on the part of the Holder.
(c)The execution, delivery and performance by the Holder of this Agreement, the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, do not and will not violate (i) the certificate of limited partnership (or similar constituent document) or limited partnership agreement (or similar constituent document) of the Holder, (ii) any material agreement to which the Holder is a party or by which the Holder or any of its property or assets is bound or (iii) any law, rule, regulation, judgment, injunction, order or decree applicable to the Holder.
(d)The Holder is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), and an institutional investor with such knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, the pre-funded warrants in the form as set forth on Annex B to the Certificate of Designation attached as Exhibit A hereto, which may be issued by the Company to the Holder upon conversion of the Shares (the “Pre-Funded Warrants”), and the shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), that may be received upon conversion of the Shares or the Pre-Funded Warrants (the “Conversion Shares,” and, collectively with the Shares and the Pre-Funded Warrants, the “Offered Securities”). The Holder acknowledges that it understands the risks inherent in an investment in the Offered Securities and that it has the financial ability to fend for itself and bear the economic risk of, and to afford the entire loss of, its investment in the Offered Securities.
(e)Neither the Holder, nor, to its knowledge, any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation or (ii) published any advertisement in connection with the offer and sale of the Offered Securities.

(f)The Holder understands that its investment in the Offered Securities being acquired by the Holder from the Company involves a high degree of risk. The Holder understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Offered Securities being acquired by the Holder from the Company. The Holder represents and warrants that it has read and understands the risk factors relating to the Company set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) prior to the date hereof (the “Company SEC Filings”), under the respective “Risk Factors” heading.
(g)The Holder has made its own independent inquiry as to the legal, tax and accounting aspects of the transactions contemplated by this Agreement, and the Holder has not relied on the Company, the Company’s legal counsel or the Company’s accounting advisors for legal, tax or accounting advice in connection with the transactions contemplated by this Agreement. The Holder has determined based on its own independent review and due diligence investigation of the Company and such professional advice as it deems appropriate that the transactions contemplated by this Agreement, including the exchange of the Exchanged Equity and the acquisition and ownership of the Offered Securities (i) is consistent with its financial needs, objectives and condition, (ii) complies and is consistent with all investment policies, guidelines and other restrictions applicable to the Holder, and (iii) is a fit, proper and suitable investment for the Holder, notwithstanding the substantial risks inherent in such transactions, including investing in or holding the Offered Securities.
(h)The Holder acknowledges that (i) it has access to and has reviewed the Company SEC Filings to the extent it deems necessary and appropriate to make an investment decision regarding the transactions contemplated in this Agreement and (ii) it is relying only upon its own independent review and due diligence investigation of the Company and its review of the information contained in the Company SEC Filings and the representations and warranties of Company in this Agreement and it is not relying upon any other information furnished by the Company or any of its officers, directors or representatives. The Holder represents that it has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and to obtain any additional information it deemed necessary. Holder represents that it has been furnished with all materials and information requested by either Holder or others representing the Holder. The Holder understands and acknowledges that there may exist material non-public information regarding the Company and its business, prospects and liquidity position that has not been disclosed by the Company in the Company SEC Filings and, unless the Holder expressly requested such information, has not been furnished to the Holder. The Holder understands that its acquisition of the Offered Securities involves a high degree of risk.
(i)The Holder covenants that neither it nor any person acting on behalf of or pursuant to any understanding with it will engage in any transactions in the securities of Company (including “short sales,” as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company.

(j)There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the Holder who might be entitled to any fee or commission from Company or the Holder upon consummation of the transactions contemplated by this Agreement.
(k)The Holder understands that no public market now exists for the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares.
(l)The Holder represents and warrants that (i) it is the legal and beneficial owner of the Exchanged Equity and (ii) such Exchanged Equity is free and clear of any lien, encumbrance or other adverse claim.
Section 4.Representations and Warranties of the Company. The Company represents and warrants to the Holder, as of the date hereof, that:
(a) The Company has the authorized capitalization as set forth in the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company SEC Filings. Except as described in the Company SEC Filings, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, or agreement relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; and, except as otherwise disclosed in the Company SEC Filings, all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other similar claim of any third party.
(b)Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or other legal entity, as applicable, in good standing (or its equivalent) under the laws of its jurisdiction of incorporation or organization. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which its ownership or lease of its properties or the conduct of its business requires such qualification and has all corporate power and authority necessary to own or hold its properties and to conduct the businesses in which each is engaged as described in the Company SEC Filings, except where the failure to so qualify or have such power or authority would not reasonably be expected to have a Material Adverse Effect (as defined below) or a material adverse effect on the ability of the Company to perform its obligations under, and consummate the transactions contemplated by, this Agreement.
“Material Adverse Effect” means any material adverse effect, change, event, occurrence, circumstance or development (“Effect”) in or on the business, properties, financial condition, results of operations or prospects of the Company and its consolidated subsidiaries taken as a whole, provided that, in no event shall any of the following Effects, alone or in combination, or any Effect to the extent any of the foregoing results from any of the following, be taken into account in determining whether there shall have occurred a Material Adverse Effect: (i) changes in general business, economic or political conditions in the United States or any other country or region in the world; (ii) conditions in the financial, credit, banking, capital or currency markets in the United States or any other country or region in the world, or changes therein, including (a) changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries and (b) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; (iii) changes in conditions in the industries in which the Company conducts business, including changes in conditions in the crypto asset industry generally or the Bitcoin mining industry generally; (iv) changes in political conditions in the United States or any other country or region in the world; (v) acts of hostilities, war, sabotage or terrorism, including cyber-terrorism (including any outbreak, escalation or general worsening of any such acts) in the United States or any other country or region in the world; (vi) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural or man-made disasters or acts of God or weather conditions in the United States or any other country or region in the world, or any escalation of the foregoing; (vii) the entry into or the announcement, pendency or performance of this Agreement or the Transaction Documents or the consummation of the transactions contemplated hereby or thereby, including (a) by reason of any communication by the Company or any of its affiliates regarding the plans or intentions of the Company with respect to the conduct of the business of the Company following the Closing and (b) the impact of any of the foregoing on any relationships, contractual or otherwise, with customers, franchisors, managers, lenders, suppliers, tenants, vendors, business partners, employees or any other Persons (provided that this clause (vii) shall not apply for purposes of Section 4(b) or Section 4(c)); (viii) the taking of any action expressly required by this Agreement or the Transaction Documents or the failure to take any action expressly prohibited by this Agreement or the Transaction Documents (provided that this clause (viii) shall not apply for purposes of Section 4(b) or Section 4(c)); (ix) changes in Law (as defined below) or other legal or regulatory conditions (or the interpretation thereof); or (xii) changes in the generally accepted accounting principles in the United States or other accounting standards (or the interpretation thereof); provided, however, that to be excluded under the subsections above (other than subsection (vii) or subsection (viii)) such Effect may not disproportionately affect, as compared to others in the industry in which the Company or its subsidiaries are operated, the business, properties, financial condition, results of operations or prospects of the Company and its consolidated subsidiaries as a whole.
(c)Assuming performance or delivery, as applicable, of each of the actions and deliverables set forth in Section 2 hereof, the execution, delivery and performance of this Agreement, the Transaction Documents and the consummation of the transactions contemplated hereby and thereby do not and will not conflict or result in a breach of or violation of or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the assets or properties of the Company or any of its subsidiaries is subject, which has not been waived or the result of which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, nor will such action result in any violation of (i) the provisions of the Certificate of Incorporation or the Amended and Restated Bylaws of the Company or similar organizational documents of any of its subsidiaries or (ii) any applicable law or statute or any order, rule, regulation or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations (each, a “Law”), except, with respect to (ii) above, for any such violations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(d)The Company has the full legal right, power and authority to execute and deliver, and perform its obligations under this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby. This Agreement, the Transaction Documents and the transactions contemplated hereby and thereby have been duly authorized, executed and delivered by the Company, and when executed and delivered, assuming due authorization, execution and delivery by the Holder party thereto, constitutes and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).
(e)The reports of the Company required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date of this Agreement did not, at the time they were filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that information disclosed in such reports shall be deemed to be modified by information disclosed in subsequently filed reports filed before the date of this Agreement.
(f)The Company is unaware of any item requiring disclosure by the Company to the public on a Current Report on Form 8-K under the Exchange Act and does not currently intend to disclose any item to the public on a Current Report on Form 8-K under the Exchange Act with respect to events or other matters that would reasonably be expected to have a material adverse effect on the trading price of the Class A Common Stock, and the Company’s Class V common stock, $0.0001 par value per share (the “Class V Common Stock” and together with the Class A Common Stock, the “Common Stock”); provided, however, the Company may in the future be required or deem it necessary to file additional Current Reports on Form 8-K to report material events or provide operational updates in order to satisfy its disclosure obligations. Holder also acknowledges that the Company has not disclosed its financial results for the quarter ended September 30, 2023, nor has it filed its Quarterly Report on Form 10-Q for such period or disclosed to the Holder any other material non-public information regarding the Company and its business that may be in its possession. Other than as contemplated by the disclosure to be included in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which disclosure is in the form attached as Exhibit C hereto, the Company has provided no material non-public information regarding the Company and its business to the Holder.
(g)Neither the Company, nor, to its knowledge, any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation or (ii) published any advertisement in connection with the offer and sale of the Offered Securities.
(h)The Shares, when issued and delivered in exchange for the Exchanged Equity in accordance with the terms and for the consideration set forth in this Agreement, and filing and acceptance of the Certificate of Designation with the Secretary of State of the State of Delaware, will be duly and validly authorized and issued, fully-paid and non-assessable, free and clear of all encumbrances, liens, equities or claims and any preemptive or similar rights. The Pre-Funded Warrants upon issuance will be duly and validly authorized, free and clear of all encumbrances, liens, equities or claims and any preemptive or similar rights. The Conversion Shares have been duly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designation or Pre-Funded Warrants, as applicable, will be duly and validly authorized and issued, fully-paid and non-assessable, free and clear of all encumbrances, liens, equities or claims and any preemptive or similar rights.
(i)The Company is not, and has not been, an issuer described in Rule 144(i)(1) under the Securities Act.
(j)There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the Company who would be entitled to any fee or commission from Company or the Holder for soliciting the exchange upon consummation of the transactions contemplated by this Agreement.
(k)Except as set forth in or contemplated by the Company’s filings with the SEC since June 30, 2023, the Company has conducted its business since June 30, 2023 in the ordinary course, consistent with past practice in all material respects, and there has been no Material Adverse Effect.
(l)The Class A Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.
(m)The Class A Common Stock is listed for trading on the Nasdaq Global Market.
(n)The Company has submitted an application for the listing of the Class A Common Stock underlying the Offered Securities to The Nasdaq Global Market.

(o)The Company is an SEC registered public company and files reports under the rules and regulations promulgated under the Exchange Act.
Section 5.Tax Matters.
(a)For U.S. federal and applicable state and local income tax purposes, the Company and the Holder hereby acknowledge and agree that (i) except as set forth in clause (ii) below, the exchange of the Exchanged Equity for the Shares is intended to be treated as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code, and this Agreement is intended to constitute, and is hereby adopted as, a “plan of reorganization” for purposes of Sections 354 and 361 of the Code and within the meaning of Treasury Regulations §§ 1.368-2(g) and 1.368-3(a); and (ii) to the extent the value of Exchanged Equity exceeds the value of the Shares exchanged therefor, any such value surrendered is intended to be treated as a contribution by the Holder to the capital of the Company.
(b)The Company and its paying agent shall be entitled to deduct or withhold taxes on all payments or deemed payments (including constructive distributions) on the exchange of the Exchanged Equity for the Shares, the Shares, the Conversion Shares and the Pre-Funded Warrants to the extent required by law. The Company and its paying agent shall be entitled to satisfy any required withholding tax on non-cash payments (including deemed payments) to the Holder through any sale of all or a portion of the Shares or the Conversion Shares or the Pre-Funded Warrants received by the Holder as dividends or upon conversion of the Shares or the Pre-Funded Warrants or otherwise owned by the Holder. To the extent such amounts are so deducted or withheld and paid over to the applicable taxing authority, such amounts shall be treated for all purposes as having been paid to the Holder.
Section 6.Exempt Transaction.
(a)The Holder understands that the exchange of the Exchanged Equity for the Shares hereby is intended to be exempt from registration under Section 3(a)(9) of the Securities Act, which exemption depends upon, among other things, the accuracy of the Holder’s representations expressed herein.
(b)The Holder represents and warrants to the Company that it did not acquire the Exchanged Equity with a view to, or for sale in connection with, any distribution of the Shares issuable upon exchange of the Exchanged Equity in violation of the Securities Act or other securities laws.
(c)The Holder represents and warrants to the Company that (i) to the knowledge of the Holder, no commission or other remuneration has been or will be paid or given, directly or indirectly, for soliciting the transactions contemplated hereby, and (ii) the Company did not, and to the knowledge of the Holder, no person acting on behalf of the Company did, solicit the Holder with respect to this disposition of the Exchanged Equity.
(d)The Holder represents and warrants to the Company that the Holder is not, and has not been in the preceding three months, an “affiliate” of the Company as such term is defined in Rule 144 under the Securities Act, nor to the knowledge of the

Holder did the Holder acquire the Exchanged Equity within one year from the date of this Agreement from a person that was an affiliate of the Company.
(e)The Company represents and warrants to the Holder that (i) no commission or other remuneration has been or will be paid or given, directly or indirectly, for soliciting the transactions contemplated hereby, and (ii) the Company did not, and no person acting on behalf of the Company did, solicit the Holder with respect to this disposition of the Exchanged Equity.
(f)The Holder understands that the Shares have not been registered under the Securities Act, and are being issued hereunder in reliance upon a specific exemption from the registration provisions of the Securities Act afforded by Section 3(a)(9) of the Securities Act. Under current interpretations of the SEC, securities that are obtained in a Section 3(a)(9) exchange generally assume the same character (i.e., restricted or unrestricted) as the securities that have been surrendered.
Section 7.Certain Covenants.
(a)The Company covenants and agrees to disclose in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, the disclosure regarding this Agreement and the transactions contemplated hereby that the Company would be required to file in a Current Report on Form 8-K not later than 9:00 am Eastern Time on November 14, 2023.
(b)Each of the parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable law and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Company and the Holder shall use its commercially reasonable efforts to make all filings and obtain all consents of governmental authorities that may be necessary or, in the reasonable opinion of the Holder or the Company, as the case may be, advisable for the consummation of the transactions contemplated by this Agreement and the Transaction Documents.
(c)Holder shall not, except for Permitted Sales, knowingly sell any Conversion Shares on any given day in an amount greater than 6% of the aggregate daily trading volume (taking into account its own trading activity) of the Common Stock for such day, as reported by Bloomberg Page “HCP”. On the 1st business day of each calendar month following the Closing, the Holder shall deliver to the Company a certificate, duly executed by an authorized representative of the Holder, certifying the Holder’s continuous compliance with this Section 7(c) during the immediately preceding calendar month.
“Permitted Sales” means any transfers:
(i)pursuant to a merger, tender offer or exchange offer, consolidation or recapitalization of the Company in accordance with the terms thereof;

(ii)following the date the Company (A) has an order for relief entered with respect to it, (B) has commenced a voluntary case under the U.S. bankruptcy code or under any other similar law now or hereafter in effect, (C) has consented to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (D) has consented to the appointment of or taking possession by a receiver, manager, trustee, examiner or other custodian for all or a substantial part of its property or (E) has made any assignment for the benefit of creditors;
(iii)following the date the Class A Common Stock is no longer listed on The Nasdaq Global Market;
(iv)following the date that both the chief executive officer and the chief financial officer resign or are removed from the Company; or
(v)that have been approved in writing by the Company prior to such transfer.
(d)Holder shall not, for a period of three years from the date of this Agreement, transfer or sell any Shares except for Permitted Transfers. For the avoidance of doubt, nothing in this Agreement will restrict Holder from converting the Shares, exercising any warrants held by Holder, in each case in accordance with their terms, or selling any Conversion Shares in accordance with Section 7(c).
“Permitted Transfers” means any transfer or sale:
(i)pursuant to a merger, tender offer or exchange offer, consolidation or recapitalization of the Holder in accordance with the terms thereof;
(ii)following the date the Company (A) has an order for relief entered with respect to it, (B) has commenced a voluntary case under the U.S. bankruptcy code or under any other similar law now or hereafter in effect, (C) has consented to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (D) has consented to the appointment of or taking possession by a receiver, manager, trustee, examiner or other custodian for all or a substantial part of its property or (E) has made any assignment for the benefit of creditors;
(iii)following the date the Class A Common Stock is no longer listed on The Nasdaq Global Market;
(iv)following the date that both the chief executive officer and the chief financial officer resign or are removed from the Company;
(v)that has been approved in writing by the Company prior to such transfer; or
(vi)of Shares to any transferee or buyer so long as such transferee or buyer would not, after giving effect to the transfer or sale of such Shares to such transferee or buyer, hold a number of shares of Common Stock, assuming conversion of such transferred or sold Shares, greater than 6% of the average daily trading volume (taking into account the Holder’s trading activity) of the Common Stock, as reported by Bloomberg Page “HCP,” over the preceding 20 trading days.
(e)The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable) (the “Transfer Agent”) in a form acceptable to the Holder (the “Irrevocable Transfer Agent Instructions”) to credit shares to the Holder’s (or its designee’s) account at DTC through its Deposit/Withdrawal At Custodian (“DWAC”) System or, if the DWAC System is not available, to issue certificates to the applicable balance accounts at DTC, registered in the name of the Holder or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by the Holder to the Company upon conversion of the Series D Preferred Stock. Holder shall promptly provide all information required to process such issuances. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 7(e) will be given by the Company to the Transfer Agent with respect to the Series D Preferred Stock or Conversion Shares, and that the Series D Preferred Stock and Conversion Shares shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If the Holder effects a sale, assignment or transfer of the Series D Preferred Stock or Conversion Shares, the Company shall permit the transfer and shall promptly instruct Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Holder to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) incurred by the Company associated with the removal of any legends on any of the Series D Preferred Stock or Conversion Shares shall be borne by the Company.
Section 8.RESERVED.
Section 9.Indemnification. The Company agrees to indemnify the Holder and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and to advance funds and to reimburse each Indemnitee upon request from time to time with respect to, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented fees, charges and disbursements of any one counsel for each Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Company or any of its affiliates arising out of, in connection with, or as a result of, any actual, threatened or prospective claim, litigation, investigation or proceeding relating to (i) the execution or delivery of this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or (ii) any Offered Securities, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any of its affiliates, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Company against an Indemnitee for breach of such Indemnitee’s material obligations hereunder or under any other Transaction Document, if the Company has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. “Related Parties” means, with respect to any person, such person’s affiliates and the partners, directors, officers, employees, agents and advisors of such person and of such person’s affiliates. This covenant shall survive any termination of this Agreement. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.
Section 10.Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given, if to the Company, to:

Stronghold Digital Mining, Inc.
595 Madison Avenue, 28th Floor
New York, New York 10022
Attention: General Counsel
Email: ******@******.com

with a copy to:

Vinson & Elkins LLP
901 East Byrd Street, Suite 1500,
Richmond, VA 23219,
Attention: Daniel LeBey
Email: ******@******.com

and if to the Holder, to the contact information set forth on such Holder’s signature page hereto,

or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.
Section 11.Confidentiality. Each of Company and the Holder represents that it has not disclosed any information regarding discussions relating to this Agreement and has directed its representatives not to disclose any such information in violation of any executed confidentiality agreements. Except as may be required by applicable law or regulatory requirement, neither Company nor the Holder shall disclose the existence or terms of this Agreement or any of the provisions contained herein without the prior written consent of the other until public disclosure of the Agreement and the transactions contemplated hereby pursuant to Section 7(a); provided, however, that nothing contained herein shall prevent any party from promptly making all filings with any governmental entity or supervisory body (including, without limitation, the Company’s ongoing reporting obligations under the Exchange Act) or disclosures with the stock exchange, if any, on which such party’s capital stock is listed, as may, in its judgment, be required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. The Holder acknowledges that (i) the terms of this Agreement and the transactions contemplated hereunder may be considered material non-public information concerning the Company and (ii) U.S. securities laws restrict the purchase and sale of securities (including entering into hedge transactions involving such securities) by persons who possess material non-public information relating to the issuer of such securities, and also the communication of such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.
Section 12.Releases. Effective as of the Closing:
(a)Subject to Section 12(c), effective as of the Closing, the Holder, on its own behalf and on behalf of its past, present and future affiliates, representatives, securityholders, successors and assigns claiming by or through the Holder (each, a “Selling Shareholder Releasing Party”), hereby absolutely, unconditionally and irrevocably releases and forever discharges the Company and its past, present and future securityholders, affiliates, representatives, administrators, heirs, executors, beneficiaries, successors and assigns (collectively, excluding any affiliates or representatives of the Holder or their affiliates, “Selling Shareholder Releasees”), from any and all actions (including any derivative claim on behalf of any person), obligations, damages, causes of action, suits, arbitrations, proceedings, sums of money, accounts, covenants, contracts (whether written or oral, express or implied), controversies, agreements, promises, damages, fees, expenses, judgments, executions, indemnification rights, and demands, at law or in equity, in contract or tort, of any nature whatsoever, whether known or unknown, suspected or unsuspected, previously, now or hereafter arising, in each case solely to the extent related to or arising out of in any way any Company securities issued by the Company to the Holder (collectively, “Company Securities”) or the transactions contemplated hereby. The Holder shall not make, and its shall not permit any of its affiliates to make, any claim or demand, or commence any proceeding asserting any claim or demand, including any claim of contribution or any indemnification, against any of the Selling Shareholder Releasees with respect to any matters released pursuant to this Section 12(a). Notwithstanding the foregoing, nothing in this Section 12(a) shall in any way affect any of the Holder’s or the Company’s rights or obligations arising under this Agreement.
(b)Subject to Section 12(c), effective as of the Closing, the Company on the Company’s own behalf and on behalf of the Company’s past, present and future affiliates, representatives, securityholders, successors and assigns claiming by or through the Company (each, a “Company Releasing Party”), hereby absolutely, unconditionally and irrevocably releases and forever discharges the Holder and its past, present and future securityholders, affiliates, representatives, administrators, heirs, executors, beneficiaries, successors and assigns (collectively, “Company Releasees”), from any and all actions (including any derivative claim on behalf of any person), obligations, damages, causes of action, suits, arbitrations, proceedings, sums of money, accounts, covenants, contracts (whether written or oral, express or implied), controversies, agreements, promises, damages, fees, expenses, judgments, executions, indemnification rights, and demands, at law or in equity, in contract or tort, of any nature whatsoever, whether known or unknown, suspected or unsuspected, previously, now or hereafter arising, in each case solely to the extent related to the Company Securities or the transactions contemplated hereby. The Company shall not make, and it shall not permit any of its affiliates to make, any claim or demand, or commence any proceeding asserting any claim or demand, including any claim of contribution or any indemnification, against any of the Company Releasees with respect to any matters released pursuant to this Section 12(b). Notwithstanding the foregoing, nothing in this Section 12(b) shall in any way affect any of the Holder’s or the Company’s rights or obligations arising under this Agreement.
(c)The foregoing releases do not extend to, include, alter, restrict or limit in any way, and each Selling Shareholder Releasing Party and Company Releasing Party (each, a “Releasing Party”) hereby reserves such Releasing Party’s rights, if any, and the right of the other Releasing Parties, if any, to pursue any and all claims, actions or rights that such Releasing Party may now or in future have on account of rights of such Releasing Party under this Agreement. Each Releasing Party is aware that it may hereafter discover facts in addition to or different from those it now knows or believes to be true with respect to the release provided for in this Section 12; however, it is the intention of each Releasing Party that such release shall be effective as a full and final accord and satisfactory release of each and every matter constituting a released claim in this Section 12.
Section 13.Amendments and Waivers. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Company and the Holder. Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party or parties against whom the waiver is to be effective. Notwithstanding the forgoing, any amendment or waiver which materially adversely alters or changes any rights of the Holder under this Agreement must, in each case, be executed by the Company and the Holder. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 14.Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
Section 15.Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, other than Section 7(d) and Section 7(e), no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.
Section 16.Governing Law: Jurisdiction; Waiver of Jury Trial. This Agreement shall be subject to and governed by the laws of the State of New York, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Each party hereby submits to the jurisdiction of the state and federal courts in the State and county of New York City, New York. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY

IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 17.Survival. Notwithstanding the provisions of Section 8, the provisions of Section 7(a), Section 7(c), Section 8, Section 9, Section 10, Section 12, Section 13, Section 14, Section 15, Section 17, Section 18, Section 19, Section 21, Section 22, Section 23, Section 24 and Section 25, hereof shall survive the termination of this Agreement indefinitely.
Section 18.Specific Performance. Each party acknowledges and agrees that the other parties would be damaged irreparably if any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Accordingly, each party agrees that the other parties will be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its terms and provisions in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in accordance with Section 16 herein, in addition to any other remedy to which it may be entitled, at law or in equity.
Section 19.Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.
Section 20.Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
Section 21.Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
Section 22.Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.
Section 23.Limitation on Damages. Notwithstanding anything to the contrary contained in this Agreement, except as provided below, none of the parties to this Agreement shall be entitled to either punitive, special, indirect, or consequential damages in connection with this Agreement and the transactions contemplated hereby. The Company and the Holder hereby expressly waive any right to punitive, special, indirect, or consequential damages (including loss of profits or revenue that are not direct, actual damages) in connection with this Agreement and the transactions contemplated hereby, except to the extent either (i) actually awarded to a third party and for which a party entitled to indemnification or damages hereunder is liable or (ii) which such party has paid under a third party claim subject to indemnification hereunder.

Section 24.No Recourse Against Non-Parties. All claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may be made only against the entities that are expressly identified as parties hereto.  No person who is not a named party to this Agreement, including any director, officer, employee, member, partner (general or limited), securityholder, affiliate, agent, attorney or representative of any named party to this Agreement (“Non-Party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or affiliates) for any obligations arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of this Agreement or its negotiation or execution; and each party waives and releases all such claims and obligations against any such Non-Party Affiliates.  Non-Party Affiliates are expressly intended as third party beneficiaries of this provision of this Agreement.
Section 25.Equity Interests. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Offered Securities, and shall be appropriately adjusted for combinations, splits, recapitalizations and the like of the Series D Preferred Stock or the Common Stock occurring after the date of this Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

STRONGHOLD DIGITAL MINING, INC.

By:     /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Chief Executive Officer and Chairman

ADAGE CAPITAL PARTNERS, LP

By: Adage Capital Partners, GP, LLC, its General Partner

By: Adage Capital Advisors, LLC, its Managing Member

By:     /s/ Daniel J. Lehan
Name: Daniel J. Lehan
Title: Chief Operating Officer / Chief Compliance Officer

Address for Notices to Holder pursuant to Section 7:

Adage Capital Partners, LP
Attn: Dan Lehan
200 Clarendon St., Ste. 52
Boston, MA 02116
Email: ******@******.com

with an additional copy by email only to (which shall not constitute notice):

Christopher E. Centrich
Email: ******@******.com

Exhibit A

Certificate of Designation of the
Series D Preferred Stock

STRONGHOLD DIGITAL MINING, INC.

CERTIFICATE OF DESIGNATIONS

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

SERIES D CONVERTIBLE PREFERRED STOCK

(Par Value $0.0001 Per Share)

Stronghold Digital Mining, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended from time to time (the “DGCL”), hereby certifies that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Second Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time in accordance with its terms and the DGCL, the “Certificate of Incorporation”), which authorizes the Board of Directors, by resolution, to provide out of the unissued shares of the preferred stock (the “Preferred Stock”) for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights (if any), designations, powers, preferences and relative, participating, optional, special and other rights (if any) of each such series and any qualifications, limitations and restrictions thereof, and in accordance with the provisions of Section 151 of the DGCL and resolutions duly adopted by the Board of Directors, the Corporation’s Series D Preferred Stock (as defined below) is hereby established on the following terms:

ARTICLE 1
DESIGNATION

Section 1.1. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a series of preferred stock designated “Series D Convertible Preferred Stock” (the “Series D Preferred Stock”), consisting of fifteen thousand, five hundred eighty two (15,582) shares, par value $0.0001 per share (each, a “Series D Preferred Share”). Each Series D Preferred Share shall rank equally in all respects and shall be subject to the following provisions of this Certificate of Designations. Series D Preferred Shares which have been converted, redeemed, repurchased or otherwise acquired by the Corporation shall be retired and, following the filing of any certificate required by the DGCL, will have the status of authorized and unissued shares of the Corporation’s Preferred Stock, without designation as to series, until such shares are once more designated by the Board of Directors as part of a particular series of Preferred Stock.

ARTICLE 2
RANK AND PREFERENCE

Section 2.1. The Series D Preferred Stock shall, with respect to rights upon an acquisition, merger or consolidation of the Corporation, sale of all or substantially all assets of the Corporation, other business combination or liquidation, dissolution or winding up of the affairs of the Corporation, either voluntary or involuntary (collectively, a “Liquidation Event”) rank:

(a)senior to the Class A Common Stock, par value $0.0001 per share, of the Corporation (including any capital stock into which the Class A Common Stock shall have been converted, exchanged or reclassified following the date hereof, the “Class A Common Stock”), the Class V Common Stock, par value $0.0001 per share, of the Corporation (the “Class V Common Stock” and together with the Class A Common Stock, the “Common Stock”), and any other class or series of capital stock of the Corporation, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series D Preferred Stock with respect to rights upon a Liquidation Event (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such capital stock, the “Junior Stock”);
(a)
(b) on a parity with the Series C Convertible Preferred Stock, par value $0.0001 per share, and any class or series of capital stock of the Corporation, the terms of which provide that such class or series ranks on a parity with the Series D Preferred Stock with respect to rights upon a Liquidation Event (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such capital stock, the “Parity Stock”); and
(c)
(d)junior to any class or series of capital stock of the Corporation, the terms of which expressly provide that such class or series ranks senior to the Series D Preferred Stock with respect to rights upon a Liquidation Event (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such capital stock, the “Senior Stock”).

Section 2.2. In the event of a Liquidation Event, each Holder shall, with respect to each Series D Preferred Share owned by such Holder, be entitled to receive, out of funds of the Corporation legally available therefor, before any payment or distribution of any assets of the Corporation shall be made or set apart for holders of the Junior Stock, an amount per Series D Preferred Share equal to the Stated Value (as defined below). If upon any such Liquidation Event of the Corporation, the funds and assets available for distribution to the stockholders of the Corporation shall be insufficient to pay the Holders the full amount to which they are entitled under this Section 2.2 and the holders of any shares of Parity Stock ranking on a parity with the Series D Preferred Stock the full amount to which they are entitled under the Certificate of Incorporation or any certificate of designations, the Holders and the holders of such Parity Stock shall share ratably in any distribution of the funds and assets legally available for distribution in respect of the shares of Series D Preferred Stock and such Parity Stock held by them upon such distribution. The “Stated Value” shall mean One Thousand United States Dollars ($1,000.00) per share, subject to any adjustment for stock splits, stock combinations, recapitalizations and similar transactions as set forth herein; provided, that a Fundamental Transaction shall not constitute a Liquidation Event but instead shall be subject to Article 4.

ARTICLE 3
VOTING RIGHTS AND TRANSFERABILITY

Section 3.1. Except as required by the DGCL or the Certificate of Incorporation (including this Certificate of Designations), Holders shall not have any voting rights except as set forth in this Section 3.1. The Corporation shall require approval of the Holders of at least two-thirds (66.67%) of the then outstanding Series D Preferred Shares (together with any Parity Stock) to (either directly or through a Subsidiary or controlled Affiliate):

(e)
(a)authorize, create, increase the authorized amount of, or issue any Series D Preferred Stock or class or series of Senior Stock or Parity Stock or any security convertible into, or exchangeable or exercisable for, shares of Series D Preferred Stock, Senior Stock or Parity Stock;
(b)
(c)authorize, enter into or otherwise engage in a Fundamental Transaction unless such Fundamental Transaction does not adversely affect the rights, preferences or privileges of the Series D Preferred Stock; and

(d)agree or consent to any of the foregoing.

Further, the Corporation shall require approval of the Holders of at least two-thirds (66.67%) of the then outstanding Series D Preferred Shares to (either directly or through a Subsidiary or controlled Affiliate), amend, alter, repeal or otherwise modify (whether by merger, operation of law, consolidation or otherwise) (i) any provision of the Certificate of Incorporation (including this Certificate of Designations) or the Corporation’s bylaws in a manner that would adversely affect the powers, rights, preferences or privileges of the Series D Preferred Stock or (ii) any provision of this Certificate of Designations.

Section 3.2. No Holder shall be entitled to transfer any Series D Preferred Shares to any Person who is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and any such transfer shall be void ab initio.

Section 3.3. Certificated Shares; Replacement Certificates.

(a)The Corporation agrees, upon request of a Holder or permitted assignee, to take all steps reasonably necessary to promptly effect the removal of any restrictive legend from the certificates representing Series D Preferred Shares or shares of Class A Common Stock issued or the book-entry account of such Series D Preferred Shares or shares of Class A Common Stock, and the Corporation shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as such Holder, its permitted assigns or its broker provides to the Corporation a certification as to the length of time such shares have been held and a certification that such Holder is not an Affiliate of the Corporation. The Corporation shall cooperate with the Holder to effect the removal of the legend at any time such legend is no longer appropriate.
(b)
(c)The Corporation shall replace any mutilated Series D Preferred Stock certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may reasonably be required by the Corporation.

(d)Notwithstanding anything to the contrary herein, unless requested in writing by a Holder to the Corporation, shares of Common Stock issued upon conversion of shares of Series D Preferred Stock or exercise of a Pre-Funded Warrant shall be uncertificated, book entry form as permitted by the bylaws of the Corporation and the DGGL.

Section 3.4. Subject to the terms of this Certificate of Designations, the Holder may transfer to any Person any portion of their Series D Preferred Stock issued pursuant to this Certificate of Designations or any Class A Common Stock issued upon conversion of the Series D Preferred Stock (or exercise of Pre-Funded Warrants (as defined below)) issued pursuant to this Certificate of Designation or Pre-Funded Warrants.

ARTICLE 4
CONVERSION; ADJUSTMENTS; COVENANTS

Section 4.1. Securities To Be Delivered Upon Conversion. Each Series D Preferred Share shall be convertible into shares of Class A Common Stock or Pre-Funded Warrants (the “Conversion Securities”) at a conversion rate equal to (i) (A) the Stated Value plus (B) cash in lieu of fractional shares, as set forth in Section 4.7 divided by (ii) a conversion price of $5.38145 per share of Class A Common Stock (subject to the adjustments in Section 4.5 herein, the “Conversion Price”) as provided in this Article 4. On the date of conversion, with respect to each Series D Preferred Share, uncertificated book-entry shares representing the number of shares of Class A Common Stock into which such share of Series D Preferred Stock is converted (or Pre-Funded Warrants with respect to such shares, as applicable) shall be promptly issued and delivered to the Holder thereof or such Holder’s designee upon presentation and surrender of the certificate evidencing the Series D Preferred Stock, if any (or, if such certificate or certificates have been lost, stolen, or destroyed, a lost certificate affidavit and indemnity in form and substance reasonably acceptable to the Corporation), to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes, if any, allocable to the Holder pursuant to Section 4.4. The Person or Persons entitled to receive the Class A Common Stock and/or cash issuable upon conversion of Series D Preferred Stock (or Pre-Funded Warrants) shall be treated for all purposes as the record holder(s) of such shares of Class A Common Stock and/or securities (including Pre-Funded Warrants) as of the close of business on the date of conversion with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Class A Common Stock and/or cash (or Pre-Funded Warrants) to be issued or paid upon conversion or shares of Series D Preferred Stock should be registered or paid or the manner in which such shares (or Pre-Funded Warrants) should be delivered, the Corporation shall be entitled to register and deliver such shares (or Pre-Funded Warrants), and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.

Section 4.2. Optional Conversion.

(a) Optional Conversion Right. Subject to Section 4.3, from and after the issuance of the Series D Preferred Shares (the “Issuance Date”), each Holder shall be entitled to convert all or a portion of such Holder’s Series D Preferred Shares, at any time and from time to time (any such conversion, an “Optional Conversion”), into a number of duly authorized, validly issued, fully paid and non-assessable shares of Class A Common Stock as set forth in this Article 4. From and after any such conversion, the Series D Preferred Shares so converted shall no longer be deemed to be outstanding, and all rights of the Holder with respect to such Series D Preferred Shares shall immediately terminate, except the right to receive the shares of Class A Common Stock issuable pursuant to such Optional Conversion.

(b) Notice of Optional Conversion. In order to effect an Optional Conversion, a Holder shall submit a written notice to the Corporation, duly executed by an officer of the Holder and in the form attached hereto as Annex A (the “Optional Conversion Notice”), stating that the Holder irrevocably elects to convert the number of Series D Preferred Shares specified in such Optional Conversion Notice. Upon receiving an Optional Conversion Notice, the Corporation shall issue and deliver to such Holder the number of shares of Class A Common Stock issuable upon conversion of such Series D Preferred Shares.

(c) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of Series D Preferred Shares, and a Holder shall not have the right to convert any Series D Preferred Shares, to the extent that, after giving effect to the conversion set forth on the applicable Optional Conversion Notice, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Class A Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Class A Common Stock issuable upon conversion of the Series D Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Class A Common Stock which are issuable upon (i) conversion of the remaining, unconverted shares of Class A Common Stock underlying the Series D

Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4.2, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4.2 applies, the determination of whether the Series D Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many Series D Preferred Shares are convertible shall be in the sole discretion of such Holder, and the submission of an Optional Conversion Notice shall be deemed to be such Holder’s determination of whether such Series D Preferred Shares may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many Series D Preferred Shares are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers an Optional Conversion Notice that such Optional Conversion Notice has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4.2, in determining the number of outstanding shares of Class A Common Stock, a Holder may rely on the number of outstanding shares of Class A Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the U.S. Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Class A Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Class A Common Stock then outstanding. In any case, the number of outstanding shares of Class A Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series D Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Class A Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Class A Common Stock outstanding immediately after giving effect to the issuance of shares of Class A Common Stock issuable upon conversion of Series D Preferred Shares held by the applicable Holder. The limitations contained in this paragraph shall apply to a successor holder of Series D Preferred Stock.

Section 4.3. Automatic Conversion.

(a) Automatic Conversion. Upon February 20, 2028, each then outstanding Series D Preferred Share will automatically and immediately convert (the “Automatic Conversion”) into a number of duly authorized, validly issued, fully paid and non-assessable shares of Class A Common Stock or Pre-Funded Warrants as set forth in this Article 4 without any further action by the Holders. From and after the Automatic Conversion, the Series D Preferred Shares shall no longer be deemed to be outstanding, and all rights of the Holders with respect to such Series D Preferred Shares shall immediately terminate, except the right to receive the shares of Class A Common Stock or Pre-Funded Warrants, as applicable.

(b) Automatic Conversion Notice. In advance of the occurrence of the Automatic Conversion, the Corporation shall deliver to all Holders a written notice of the Automatic Conversion pursuant to this Section 4.3.

(c) Automatic Conversion Beneficial Ownership Limitation. Upon the Automatic Conversion, in lieu of issuing any shares of Class A Common Stock to a Holder that would exceed the Beneficial Ownership Limitation, the Corporation will issue, and the Holder will receive, pre-funded warrants exercisable for the number of shares of Class A Common Stock which would otherwise be issuable (“Pre-Funded Warrants”), substantially in the form attached hereto as Annex B, the exercise of which shall be subject to the Beneficial Ownership Limitation.

Section 4.4. Transfer Taxes. Issuances of shares of Class A Common Stock or Pre-Funded Warrants upon conversion of the Series D Preferred Shares shall be made without charge to the Holder for any issuance or transfer tax in respect of the issuance thereof; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Class A Common Stock or Pre-Funded Warrants in a name other than that of the converting Holder, and no such issuance or delivery need be made unless and until the Person requesting such issuance or delivery has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been, or will timely be, paid.

Section 4.5. Adjustments for Subsequent Events. From and after the date of this Certificate of Designations, adjustments shall be made to the Conversion Price from time to time as follows:

(a) Adjustment Upon Stock Dividends, Certain Issuances, Subdivisions or Combinations of Common Stock. If the Corporation, at any time while Series D Preferred Shares are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Class A Common Stock or any other equity or equity equivalent securities payable in shares of Class A Common Stock, (ii) subdivides outstanding shares of Class A Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Class A Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Class A Common Stock any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Class A Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Class A Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 4.5(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

(b)    Fundamental Transaction. If, at any time while Series D Preferred Shares are outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person (excluding a merger effected solely to change the Corporation’s name), (ii) the Corporation (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any direct or indirect purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50% or more of the outstanding Class A Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Class A Common Stock (not including any shares of Class A Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent Optional Conversion or the Automatic Conversion, the Holder shall have the right to receive, for each share of Class A Common Stock that would have been issuable upon such Optional Conversion or the Automatic Conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to the Beneficial Ownership Limitation), the number of shares of common stock of the successor or acquiring corporation, or of the Class A Common Stock if the Corporation is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Class A Common Stock into which a Holder’s Series D Preferred Shares are convertible immediately prior to such Fundamental Transaction (without regard to the Beneficial Ownership Limitation).

(c) Alternate Consideration. If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any Optional Conversion or the Automatic Conversion following such Fundamental Transaction. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 4.5(c) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for the Series D Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Class A Common Stock acquirable and receivable upon an Optional Conversion or the Automatic Conversion (without regard to the Beneficial Ownership Limitation) prior to such Fundamental Transaction, and with a conversion price which applies the Conversion Price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Class A Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Series D Preferred Shares immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for, the Corporation so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” or the “Corporation” shall refer instead to the Successor

Entity, and the Successor Entity may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

(d) Other Distributions. During such time as the Series D Preferred Shares are outstanding, if the Corporation shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Class A Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) other than any such dividend or distribution that is subject to Section 4.5(a) hereof (a “Distribution”), at any time after the issuance of the Series D Preferred Shares, then, in each such case, the Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such Distribution by a fraction of which the denominator shall be the closing price on the record date mentioned above, and of which the numerator shall be such closing price on such record date less the then-per-share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Class A Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Class A Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(e)    Repurchases. Unless otherwise adjusted pursuant to Section 4.5(a) through Section 4.5(f) hereof, if, at any time while Series D Preferred Shares are outstanding, the Corporation effects any Repurchases (as defined below), then, following the completion of the Repurchase, the Conversion Price shall be reduced to the price determined by multiplying the Conversion Price in effect immediately prior to the date of the Repurchase by a fraction of which the numerator shall be (i) the product of (A) the number of shares of Class A Common Stock outstanding immediately prior to the date of the Repurchase and (B) the closing price of the Class A Common Stock on the Trading Day immediately preceding the Corporation’s first public disclosure of its intent to effect such Repurchases, minus (ii) the Assumed Payment Amount (as defined below), and of which the denominator shall be the product of (A) the number of shares of Class A Common Stock outstanding immediately prior to the date of the Repurchase minus the number of shares of Class A Common Stock so repurchased and (B) the closing price of the Class A Common Stock on the Trading Day immediately preceding the Corporation’s first public disclosure of its intent to effect such Repurchases. For purposes of the foregoing, the “Assumed Payment Amount” with respect to any Repurchases shall mean the closing price as of the date of such Repurchases, of the aggregate consideration paid to effect such Repurchases and “Repurchases” means any transaction or series of related transactions to purchase Class A Common Stock of the Corporation for a purchase price greater than the closing price on the Trading Day immediately prior to such transactions pursuant to any tender offer or exchange offer.

(f) Exceptions to Adjustment Upon Issuance of Class A Common Stock. Notwithstanding anything herein to the contrary herein, there shall be no adjustment to the Conversion Price with respect to any Excluded Issuance.

Section 4.5. Rights Plans. If the Corporation has a rights plan in effect with respect to the Common Stock when Series D Preferred Shares are converted, upon conversion of any shares of the Series D Preferred Stock, Holders of such shares will receive, in addition to the shares of Class A Common Stock, the rights under the rights plan relating to such Common Stock, unless, prior to such date the rights have (i) become exercisable or (ii) separated from the shares of Common Stock.

Section 4.6. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Class A Common Stock for the sole purpose of issuance upon conversion of the Series D Preferred Stock and, as applicable, the exercise of the Pre-Funded Warrants as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders, not less than such aggregate number of shares of the Class A Common Stock as shall be issuable (taking into account the adjustments and restrictions of this Article 4) upon the conversion of the then outstanding shares of Series D Preferred Stock and the exercise of the then outstanding Pre-Funded Warrants. The Corporation covenants that all shares of Class A Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

Section 4.7. No Fractional Shares of Class A Common Stock. No fractional shares of Class A Common Stock will be issued as a result of any conversion of shares of Series D Preferred Stock. In lieu of any fractional share of Class A Common Stock otherwise issuable in respect of any conversion pursuant hereto, the Corporation shall pay (concurrently with the issuance of the shares of Class A Common Stock) an amount in cash (computed to the nearest cent) equal to the same fraction of the closing price of the Class A Common Stock determined as of the second Trading Day immediately preceding the date of conversion. If more than one share of the Series D Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Class A

Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series D Preferred Stock so surrendered.

ARTICLE 5
DEFINITIONS

Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated.

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Business Day” means a day except a Saturday, a Sunday or other day on which commercial banks in the City of New York are authorized or required by applicable law to be closed.

“Excluded Issuances” means any issuance of (a) shares of any equity securities pursuant to an employee stock option plan, management incentive plan, restricted stock plan, stock purchase plan or stock ownership plan or similar benefit plan, similar program or similar agreement as approved by the Board of Directors and shareholders of the Corporation existing on or prior to the date hereof, (b) shares of any equity securities issuable upon exercise of any warrants or upon conversion, exercise or redemption of other securities outstanding as of the date of this Certificate of Designations which have been disclosed in the Corporation’s reports filed with the Securities and Exchange Commission pursuant to the Exchange Act prior to the date of this Certificate of Designations, or (c) shares of Class A Common Stock or securities convertible into Class A Common Stock, as applicable, issued by the Corporation upon any or pursuant to any of the other Transaction Documents.

“Holder” or “Holders” means a holder, or all of the holders, as the case may be, of outstanding Series D Preferred Shares as they appear in the records of the Corporation.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Subsidiary” means a corporation, association, company (including limited liability company), joint-stock company, business trust or other similar entity more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Corporation or by one or more other Subsidiaries, or by the Corporation and one or more other Subsidiaries. For purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Trading Day” means a day on which the Class A Common Stock is traded for any period on the principal securities exchange or if the Class A Common Stock is not traded on a principal securities exchange, on a day that the Class A Common Stock is traded on another securities market on which the Class A Common Stock is then being traded or if the Class A Common Stock is not then traded, Trading Day shall mean a Business Day.

“Trading Market” means any of the following markets or exchanges on which the Class A Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means that certain Exchange Agreement by and among the Corporation and the Holders, dated as of November 13, 2023, that certain Registration Rights Agreement by and among the Corporation and the Holders, dated as of November 13, 2023, the Pre-Funded Warrants, and this Certificate of Designations.

ARTICLE 6
MISCELLANEOUS

Section 6.1. Notices. All notices or communications in respect of the Series D Preferred Shares shall be in writing, shall be effective upon delivery, and shall be delivered by (i) registered or certified mail, return receipt requested, postage prepaid, (ii) reputable nationwide overnight courier service guaranteeing next Business Day delivery, (iii) personal delivery, or (iv) email, with written confirmation of receipt.

Section 6.2. No Other Rights. The Series D Preferred Shares shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as expressly set forth herein or in the Certificate of Incorporation or as required by applicable law or regulation.

Section 6.3. Headings. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Section 6.4. Effectiveness. This Certificate of Designations shall become effective upon filing with the Secretary of State of the State of Delaware.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be duly executed and acknowledged by the undersigned, thereunto duly authorized, as of November 13, 2023.

STRONGHOLD DIGITAL MINING, INC.

By:
Name: Gregory A. Beard
Title: Chief Executive Officer and Chairman

ANNEX A
STRONGHOLD DIGITAL MINING, INC.
SERIES D PREFERRED STOCK
CONVERSION NOTICE

The undersigned hereby irrevocably elects to convert _____________ shares of Series D Preferred Stock into shares of Class A Common Stock according to the conditions of the Certificate of Designations of the Series D Convertible Preferred Stock of Stronghold Digital Mining, Inc., as filed with the Secretary of State of the State of Delaware on November 13, 2023 (the “Certificate of Designations”), as of the date written below. The Corporation will pay any issuance or transfer tax on the issuance of shares of Class A Common Stock, unless the tax is due because the undersigned requests such shares of Class A Common Stock to be issued in a name other than the undersigned’s name, in which case, the undersigned will pay the tax. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Certificate of Designations.

Date of Conversion:______________

Signature: _____________________

Name: _________________________

Address:_________________________

ANNEX B
FORM OF PRE-FUNDED WARRANT

STRONGHOLD DIGITAL MINING, INC.
CLASS A COMMON STOCK PRE-FUNDED WARRANT
THIS PRE-FUNDED WARRANT (THE “WARRANT”) AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE COMPANY REQUESTS, AN OPINION SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.
Warrant Certificate No.: _________
Original Issue Date: [______]
FOR VALUE RECEIVED, Stronghold Digital Mining, Inc., a Delaware corporation (the “Company”), hereby certifies that [HOLDER] or its registered assigns (the “Holder”) is entitled to purchase from the Company [_____] duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock, par value $0.0001 per share, at a purchase price per share of $0.001 (the “Strike Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant.
This Warrant is being issued to the Holder in exchange for [_____] shares of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), issued by the Company to the Holder on November 13, 2023.
Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.
“Aggregate Strike Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then outstanding, multiplied by (b) the Strike Price.
“Alternate Consideration” has the meaning set forth in Section 4(c)(ii).
“Attribution Parties” has the meaning set forth in Section 3(f)(i).
“Beneficial Ownership Limitation” has the meaning set forth in Section 3(f)(i).
“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Certificate of Designations of the Series D Preferred Stock” means the certificate of designations of the Series D Preferred Stock filed with the Secretary of State of the State of Delaware on November 13, 2023.
“Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.
“Company” has the meaning set forth in the preamble.
“Distribution” has the meaning set forth in Section 4(c)(iii).
“Exchange Agreement” means that certain Exchange Agreement by and among the Company and the Holder, dated as of November 13, 2023.
“Excluded Issuances” means any issuance of (a) shares of any equity securities pursuant to an employee stock option plan, management incentive plan, restricted stock plan, stock purchase plan or stock ownership plan or similar benefit plan, similar program or similar agreement as approved by the Board of Directors and shareholders of the Company existing on or prior to the date hereof, (b) shares of any equity securities issuable upon exercise of any warrants or upon conversion, exercise or redemption of other securities outstanding as of the date of this Warrant which have been disclosed in the Company’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) prior to the date of this Warrant, or (c) shares of Common Stock or securities convertible into Common Stock, as applicable, issued by the Company upon exercise of this Warrant or pursuant to any of the other Transaction Documents.
“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3(a) shall have been satisfied at or prior to 5:00 p.m., New York City, NY time, on a Business Day.
“Exercise Period” has the meaning set forth in Section 2.
“Fundamental Transaction” has the meaning set forth in Section 4(c)(ii).
“Holder” has the meaning set forth in the preamble.
“Notice of Exercise” has the meaning set forth in Section 3(a).
“Original Issue Date” means the first date hereabove written.
“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.
“Registration Rights Agreement” means that certain Registration Rights Agreement by and among the Company, the Holder and the other holders party thereto, dated as of November 13, 2023.
“Series D Preferred Stock” has the meaning set forth in the Preamble.
“Strike Price” has the meaning set forth in the preamble, subject to adjustments in accordance with the terms of this Warrant. No additional consideration (other than the Strike Price per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date.
“Subsidiary” means a corporation, association, company (including limited liability company), joint-stock company, business trust or other similar entity more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.
“Successor Entity” has the meaning set forth in Section 4(c)(ii).
“Termination Date” means the date on which this Warrant is exercised in full.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing).
“Transaction Documents” means the Exchange Agreement, the Certificate of Designations of the Series D Preferred Stock, the Registration Rights Agreement and this Warrant.
“Transfer Agent” has the meaning set forth in Section 3(c).
“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported on the OTCQX, OTCQB or OTC Pink Marketplace maintained by the OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the volume weighted average price of the Common Stock on the first such facility (or a similar organization or agency succeeding to its functions of reporting prices), or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company. For purposes of calculating VWAP over any multiple-day period, the number of shares of Common Stock shall be adjusted for any stock splits, stock combinations, reclassifications or similar transaction.
“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.
“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

Term of Warrant. Subject to the terms and conditions hereof, at any time from the Original Issue Date through the Termination Date (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder, subject to the Beneficial Ownership Limitation and subject to adjustment as provided herein.
Exercise of Warrant.
Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon: surrender of this Warrant to the Company at the address for notices in Section 10 below (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with a duly completed and executed exercise notice in the form attached hereto as Exhibit A (the “Notice of Exercise”).
RESERVED.
Delivery of Warrant Shares Upon Exercise. In accordance with and subject to Section 3(a) and Section 4 hereof, the Company shall, as promptly as practicable, and in any event within three (3) Business Days after surrender of this Warrant, instruct the transfer agent (the “Transfer Agent”) for the Common Stock to record the issuance of the Warrant Shares purchased hereunder to the Holder in book-entry form pursuant to the Transfer Agent’s regular procedures. The Warrant Shares shall be registered in the name of the Holder or, subject to compliance with Section 5 below, such other Person’s name as shall be designated. This Warrant shall be deemed to have been exercised in whole or in part, and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the applicable Exercise Date.
Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have been fully exercised, the Company shall, at the time of delivery of the Warrant Shares being issued in accordance with Section 3(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.
Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Strike Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Strike Price then in effect, and shall take all such actions as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.
Exercise Restriction. Notwithstanding anything herein to the contrary, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, and any such exercise shall be null and void and treated as if never made, to the extent, and only to the extent, that:
the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below) upon such exercise. Except as set forth in the preceding sentence, for purposes of this Section 3(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 3(f)(i) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 3(f)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the U.S. Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The limitations contained in this paragraph shall apply to a successor holder of this Warrant; or
such issuance, when aggregated with any other Common Stock theretofore or simultaneously therewith issued (including all of the transactions as contemplated under the Transaction Documents) to or otherwise beneficially owned by the Holder and its Affiliates and any other Persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including any shares held by any “group” of which the Holder is a member) would result in a “change of control” of the Company within the meaning of Nasdaq Listing Rule 5635(b) or otherwise require shareholder approval under Nasdaq Listing Rule 5635(d); except that such limitation under this Section 3(f)(ii) shall not apply in the event that the Company obtains all necessary stockholder approvals for such exchange in accordance with the Nasdaq Listing Rules. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act.
Mandatory Cashless Exercise; Adjustments.
RESERVED.
Cashless Exercise. Upon the exercise of this Warrant in whole or in part, the Company will settle such exercise by paying or delivering, as applicable and as provided in this Section 4(b), shares of Common Stock, together, if applicable, with cash in lieu of fractional shares, in the amounts set forth herein. This Warrant shall only be settled in shares of Common Stock, other than any cash payments in lieu of fractional shares, and shall not be settled in cash. Upon settlement of the exercise of each Warrant, the Company will deliver the following:
    5

A number of shares of Common Stock equal to the greater of (x) zero and (y) the quotient obtained by dividing [(VP-SP) * (WS)] by (VP), where:
WS = the number of Warrant Shares being exercised, subject to any adjustments as set forth in this Section 4;
VP = the 20-day VWAP as of the market close on the trading day immediately preceding the applicable Exercise Date; and
SP = the Strike Price in effect immediately after the close of business on such Exercise Date.
Additionally, if the calculation set forth in Section 4(b)(i) results in the issuance of fractional shares of Common Stock, in lieu of delivering any fractional share of Common Stock otherwise due upon exercise of any Warrant, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction based on the VP per share of Common Stock on the applicable Exercise Date as set forth in Section 4(b)(i) or round up to the next whole share.
Strike Price and Warrant Share Adjustments. Each of the Strike Price and the Warrant Shares will be adjusted from time to time as follows:
Adjustment Upon Stock Dividends, Certain Issuances, Subdivisions or Combinations of Common Stock. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Strike Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of Warrant Shares shall be proportionately adjusted such that the Aggregate Strike Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 4(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.
Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person (excluding a merger effected solely to change the Company’s name), (B) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (C) any direct or indirect purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50% or more of the outstanding Common Stock, (D) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (E) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business
    6

combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 3(f)(i) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 3(f)(i) on the exercise of this Warrant).
For purposes of any such exercise, the determination of the Strike Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Strike Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 4(c)(ii) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for, the Company so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity, and the Successor Entity may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.
Other Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other
    7

similar transaction) other than any such dividend or distribution that is subject to Section 4(c)(i) hereof (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Strike Price shall be adjusted by multiplying the Strike Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such Distribution by a fraction of which the denominator shall be the closing price on the record date mentioned above, and of which the numerator shall be such closing price on such record date less the then-per-share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith, and the number of Warrant Shares shall be proportionately adjusted such that the Aggregate Strike Price of this Warrant shall remain unchanged. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
Repurchases. Unless otherwise adjusted pursuant to Section 4(c)(i) through (vi) hereof, if, at any time while this Warrant is outstanding, the Company effects any Repurchases, then, following the completion of the Repurchase, the Strike Price shall be reduced to the price determined by multiplying the Strike Price in effect immediately prior to the date of the Repurchase by a fraction of which the numerator shall be (a) the product of (1) the number of shares of Common Stock outstanding immediately prior to the date of the Repurchase and (2) the closing price of the Common Stock on the trading day immediately preceding the Company’s first public disclosure of its intent to effect such Repurchases, minus (b) the Assumed Payment Amount (as defined below), and of which the denominator shall be the product of (X) the number of shares of Common Stock outstanding immediately prior to the date of the Repurchase minus the number of shares of Common Stock so repurchased and (Y) the closing price of the Common Stock on the trading day immediately preceding the Company’s first public disclosure of its intent to effect such Repurchases. In such event, the number of Warrant Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by multiplying such number of Warrant Shares by the quotient of (A) the Strike Price in effect immediately prior to the date of the Repurchases divided by (B) the new Strike Price determined in accordance with the immediately preceding sentence. For purposes of the foregoing, the “Assumed Payment Amount” with respect to any Repurchases shall mean the closing price as of the date of such Repurchases, of the aggregate consideration paid to effect such Repurchases and “Repurchases” means any transaction or series of related transactions to purchase Common Stock of the Company for a purchase price greater than the closing price on the trading day immediately prior to such transactions pursuant to any tender offer or exchange offer.
Exceptions to Adjustment Upon Issuance of Common Stock. Notwithstanding anything herein to the contrary herein, there shall be no adjustment to the number of Warrant Shares issuable upon exercise of this Warrant or the Strike Price with respect to any Excluded Issuance.
Notices. Whenever the Strike Price or the Warrant Shares are adjusted pursuant to any provision of this Section 4, the Company shall send to the Holder a notice setting forth the adjusted Strike Price or Warrant Shares and a brief statement of the facts requiring such adjustment. In the event the Company shall consummate any Fundamental Transaction then, unless the Company has made a filing with the Securities and Exchange Commission, including pursuant to a Current Report on Form 8-K, which filing discloses such Fundamental Transaction, the Company shall give to each Holder a written notice of such Fundamental Transaction.
Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, by
    8

the Holder without charge to the Holder, upon surrender of this Warrant to the Company at the address for notices in Section 10 below (email being sufficient) with a properly completed and duly executed assignment in the form set forth on Exhibit B and any other documentation as may be reasonably requested from the Company. Upon such compliance, surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.
Holder Not Deemed a Stockholder; Limitations on Liability. Other than as set forth herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or be deemed the holder of shares of capital stock of the Company for any purpose (other than for tax purposes), nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise) or receive notice of meetings. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
Replacement on Loss; Division and Combination.
Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.
Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys, along with any other documentation that the Company may reasonably request. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.
Compliance with the Act.
Restrictive Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 8 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not
    9

offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:
“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE COMPANY REQUESTS, AN OPINION SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”
Removal of Restrictive Legend. The Company agrees, upon request of the Holder or permitted assignee, to take all steps reasonably necessary to promptly effect the removal of any restrictive legend from the certificates representing Warrant Shares or the book-entry account of such Warrant Shares, and the Company shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as the Holder, its permitted assigns or its broker provides to the Company a certification as to the length of time such Warrant Shares have been held and a certification that the Holder is not an affiliate of the Company. The Company shall cooperate with the Holder to effect the removal of the legend at any time such legend is no longer appropriate.
Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of this Warrant and any transfers thereof. The Company may deem and treat the Person in whose name this Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of this Warrant effected in accordance with the provisions of this Warrant.
Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission); or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10).
If to the Company:    Stronghold Digital Mining, Inc.
595 Madison Avenue, 28th Floor
New York, NY 10022
Attention: Matthew Usdin
    10

with a copy to:    Vinson & Elkins LLP
901 East Byrd Street, Suite 1500
Richmond, VA 23219
Attention: Daniel M. LeBey
If to the Holder:    To such Holder at the address of such Holder as listed in the stock record books of the Company.
Cumulative Remedies. Except to the extent expressly provided to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.
Entire Agreement. This Warrant, together with the Transaction Documents, constitutes the sole and entire agreement of the parties with respect to this Warrant and the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Warrant and any of the Transaction Documents, the statements in the body of this Warrant shall control.
Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.
Successors and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.
Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.
Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
    11

Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.
Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the Chancery Court of the State of Delaware in each case located in the city of Wilmington, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.
Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
[SIGNATURE PAGE FOLLOWS]

    12

IN WITNESS WHEREOF, the Company has duly executed this Warrant as of the Original Issue Date.
STRONGHOLD DIGITAL MINING, INC.

By:
Name:
Title:

Signature Page to Warrant Agreement

ACKNOWLEDGED AND AGREED:

[HOLDER]

By:
Name:
Title:

Signature Page to Warrant Agreement

EXHIBIT A

NOTICE OF EXERCISE
To:    STRONGHOLD DIGITAL MINING, INC.
Reference is made to that certain Class A Common Stock Pre-Funded Warrant (the “Warrant”) issued by Stronghold Digital Mining, Inc. (the “Company”) on [DATE]. Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Warrant.
The undersigned Holder of the Warrant hereby elects to exercise the Warrant for ______ number of Warrant Shares, subject to tender of Warrant Shares pursuant to the cashless exercise provisions of Section 4 of the Warrant.
The undersigned Holder hereby instructs the Company to issue the applicable net number of shares of Common Stock issuable upon exercise of the Warrant pursuant to the cashless exercise provisions of Section 4 of the Warrant, in the name of the undersigned Holder. The Holder’s calculation of such net number shall be provided to the Company upon request.
The undersigned Holder hereby represents and warrants to the Company that, as of the date hereof:
Experience; Accredited Investor Status. The Holder (i) is an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, is capable of evaluating the merits and risks of its investment in the Company, (iii) has the capacity to protect its own interests, and (iv) has the financial ability to bear the economic risk of its investment in the Company.
Company Information. The Holder has been provided access to all information, including through the Company’s publicly available documents and filings, regarding the business and financial condition of the Company, its expected plans for future business activities, material contracts, intellectual property, and the merits and risks of its purchase of the Warrant Shares, which it has requested or otherwise needs to evaluate an investment in the Warrant Shares. It has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. It has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment and all such questions have been answered to its satisfaction.
Investment. The Holder has not been formed solely for the purpose of making this investment and is acquiring the Warrant Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution of any part thereof. It understands that the Warrant Shares have not been registered under the Securities Act or applicable state and other securities laws and are being issued by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein.
Transfer Restrictions. The Holder acknowledges and understands that (i) transfers of the Warrant Shares are subject to transfer restrictions under the federal securities laws and (ii) it may have to bear the economic risk of this investment for an indefinite period of time unless the Warrant Shares are subsequently registered under the Securities Act and
    1

applicable state and other securities laws or unless an exemption from such registration is available.

Name of Registered Owner:
Signature of Authorized Signatory of Registered Owner:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

    2

EXHIBIT B

ASSIGNMENT FORM
(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)
FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Dated:
Holder’s Signature:
Holder’s Address:

B-1

Exhibit B

Registration Rights Agreement

Exhibit B

Exhibit B
4868-8076-0970v.10

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 13, 2023, by and between Stronghold Digital Mining, Inc., a Delaware corporation (the “Company”) and Adage Capital Partners, LP (the “Investor”).
WHEREAS, pursuant to that Exchange Agreement, dated as of November 13, 2023, by and between the Company and the Investor, the Company will issue to the Investor an aggregate of 15,582 shares (the “Investor Shares”) of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”).
WHEREAS, in accordance with the terms of the Exchange Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws, with respect to the shares of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), that may be received upon conversion of the Investor Shares or upon the exercise of pre-funded warrants that may be issued in lieu of Common Stock (the “Pre-Funded Warrants”) in accordance with their terms (the “Shares”).
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:
1.     Definitions. As used in this Agreement, the following terms have the respective meanings set forth in this Section 1 and other terms are defined throughout this Agreement:
“Business Day” means a day other than Saturday, Sunday or any other day which commercial banks in New York, New York are authorized or required by law to close.
“Commission” means the United States Securities and Exchange Commission.
“Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.
“Effectiveness Date” means, with respect to the Resale Registration Statement required to be filed hereunder, the 60th calendar day following the date hereof (or, in the event of a review by the Commission, the 90th calendar day following the date hereof) and with respect to any additional Registration Statements which may be required pursuant to Section 2(b) or Section 3(b), the 30th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or, in the event of a review by the Commission, the 60th calendar day following the date such additional Registration Statement is required to be filed hereunder); provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.
“Effectiveness Period” means, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement and ending on the date that all of the Registrable Securities covered by
Exhibit B
4868-8076-0970v.10

such Registration Statement have been publicly sold by the Holders of the Registrable Securities included therein.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities (and securities convertible into or exchangeable for Registrable Securities) and, if other than the Investor, a Person to whom the rights hereunder have been properly assigned pursuant to Section 8 hereof.
“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.
“Person” means any individual or entity, including any corporation, limited liability company, partnership (general or limited), joint venture, association, joint stock company, trust, incorporated organization, or governmental entity.
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Registrable Securities” means: (i) the Shares, whether issued or issuable or held as of the date hereof or subsequently acquired (assuming on such date any convertible or exercisable securities are exercised in full without regard to any exercise limitations therein); and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the securities referenced in clause (i) above.
“Registration Statement” means any registration statement of the Company filed or confidentially submitted with the Commission under the Securities Act that covers the resale of Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Selling Holder Questionnaire” means the selling security holder notice and questionnaire attached as Annex B hereto.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing).
2.    Registration.
(a)Within fifteen (15) Business Days following the date hereof, the Company shall prepare and file or confidentially submit with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (a “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be filed on Form S-3, unless the Company is not eligible to file a Form S-3, then it shall be filed on Form S-1 (or on such other form appropriate for such purpose) and contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Resale Shelf Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire) a “Plan of Distribution” in substantially the form attached hereto as Annex A. The Company shall cause the Resale Shelf Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable, but in any event no later than the applicable Effectiveness Date, and shall use its reasonable best efforts to keep each such Resale Shelf Registration Statement continuously effective during its entire Effectiveness Period. By 9:30 a.m. (New York City time) on the Business Day immediately following the Effective Date of the Resale Shelf Registration Statement, the Company shall file with the Commission in accordance with Rule 424 the final Prospectus to be used in connection with sales pursuant to such Resale Shelf Registration Statement (whether or not such filing is technically required under such Rule) in accordance with the requirements of Rule 424.
(b)If the Resale Shelf Registration Statement is not initially filed on Form S-3, then following any date on which the Company becomes eligible to use a registration statement on Form S-3 to (and provided it is not subject to any other restrictions imposed by the Commission from filing or otherwise using a registration statement on Form S-3) register Registrable Securities for resale, the Company shall file a Registration Statement on Form S-3 covering all securities that are then deemed Registrable Securities (or a post-effective amendment on Form S-3 to the then effective Registration Statement) for an offering to be made on a continuous basis pursuant to Rule 415 (an “S-3 Resale Shelf Registration Statement”) and shall cause such S-3 Resale Shelf Registration Statement to be filed as soon as commercially reasonable and declared effective under the Securities Act as soon as reasonably possible thereafter, but in any event no later than the applicable Effectiveness Date. Such S-3 Resale Shelf Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such S-3 Resale Shelf Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire) a “Plan of Distribution” in substantially the form attached hereto as Annex A. The Company shall use its commercially reasonable efforts to keep such S-3 Resale Shelf Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period. By 9:30 a.m. (New York City time) on the Business Day immediately following the Effective Date of such S-3 Resale Shelf Registration Statement, the Company shall file with the Commission in accordance with Rule 424 the final Prospectus to be used in connection with sales pursuant to such S-3 Resale Shelf Registration Statement (whether or not such filing is technically required under such Rule) in accordance with the requirements of Rule 424.
(c)    Each Holder agrees to furnish to the Company a completed Selling Holder Questionnaire in the form attached to this Agreement as Annex B. The Company shall not be required to include the Registrable Securities of a Holder in any Registration Statement if such Holder fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Business Days prior to the filing of the Resale Shelf Registration Statement or S-3 Resale Shelf Registration Statement (subject to the requirements set forth in Section 3(a)).
(d)    The Company shall promptly notify the Holders via e-mail (to the extent a Holder has provided the Company with a valid and working email address) of the effectiveness of a Registration Statement on the same Trading Day that the Company confirms effectiveness with the Commission, which shall be the date of effectiveness of such Registration Statement.
3.     Registration Procedures. In connection with the Company’s registration obligations hereunder:
(a)     If requested by the Holder and, if necessary, such Holder has delivered an Opt-In Election (as defined below) on a timely basis, not less than one (1) Trading Day prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities (that have requested the foregoing and, if necessary, have timely delivered an Opt-In Election) shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than two (2) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Notwithstanding the foregoing, the Company shall provide a copy of the “Selling Stockholder” and “Plan of Distribution” section (or any amendments or supplements thereto) at least three (3) Trading Days prior to filing (which shall not contain any material non-public information) and shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” or “Plan of Distribution” section thereof differs from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented) or Annex A unless consented to in writing by such Holder. The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which it (i) characterizes any Holder as an underwriter, unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire, (ii) excludes a particular Holder due to such Holder refusing to be named as an underwriter, or (iii) reduces the number of Registrable Securities being registered on behalf of a Holder without such Holder’s express written authorization. The Company shall also ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.
(b)The Company shall (i) prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto, and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities covered by each Registration Statement.
(c)The Company shall notify the Holders as promptly as reasonably possible (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; and (B) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(d)The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holders of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
(e)The Company shall promptly deliver to the Holders, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Holders may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
(f)Prior to any public offering of Registrable Securities, the Company shall (i) register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder may request, (ii) keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and (iii) do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, however, in connection with any such registration or qualification, the Company shall not be required to (A) qualify to do business in any jurisdiction where the Company would not otherwise be required to qualify, (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any jurisdiction, or (D) make any change to the Company’s articles of incorporation or bylaws.
(g)The Company shall cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates or book-entry securities (not bearing any restrictive legend to the extent permitted by the federal securities laws) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates or book-entry securities to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.
(h)As promptly as reasonably possible upon the occurrence of any event contemplated by Section 3(c)(iv), the Company shall prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(i)For so long as the Registrable Securities that have been registered under a Registration Statement remain Registrable Securities, the Company shall notify the Holders thereof in writing of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information unless a Holder has made an Opt-In Election), and shall as promptly as reasonably practicable prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission. The Company shall also notify the Holders of Registrable Securities that have been registered under a Registration Statement in writing as promptly as reasonably possible when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment relating to such Registrable Securities has become effective.
(j)If any Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of such Holder or in connection with an underwritten offering at the request of the underwriters, the Company shall furnish to such Holder and underwriters, as applicable, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as a Holder and underwriters may reasonably request, as applicable: (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holders and underwriters, as applicable, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance reasonably acceptable to such counsel and as is customarily given in an underwritten public offering, addressed to the Holders and underwriters, as applicable.
(k)Other than the information regarding a Holder provided by such Holder to the Company for inclusion in a Registration Statement, the Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless: (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(l)The Company shall use its commercially reasonable efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each Trading Market on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such Trading Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(l).

(m)If requested by a Holder and to the extent legally required for the Holder to offer and sell Registrable Securities or required by any underwriters, the Company shall as soon as practicable: (i) incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a Holder holding any Registrable Securities.

(n)The Company shall enter into customary agreements and take such other actions as are reasonably requested by the Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities and entry of such Registrable Securities in book-entry form with The Depository Trust Company.

(o)The Company shall use its reasonable best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby and to assist the Holders in completing the offer and sale thereof.

4.Notice Opt-In and Opt-Out. Notwithstanding anything to the contrary in this Agreement, until a Holder makes an affirmative written election (which may be done by so indicating on the applicable signature page hereto), the Company shall not deliver any notice or any information to such Holder that would reasonably be expected to constitute material non-public information (“MNPI”), including any applicable registration notices, or any other information under this Agreement. Upon receipt of a written election to receive such notices or information (an “Opt-In Election”) the Company shall provide to the Holder all applicable notices or information pursuant to this Agreement from the date of such Opt-In Election. At any time following a Holder making an Opt-In Election, such Holder may also make a written election to no longer receive any such notices or information (an “Opt-Out Election”), which election shall cancel any previous Opt-In Election, and, following receipt of such Opt-Out Election, the Company shall not deliver any such notice or information to such Holder from the date of such Opt-Out Election. An Opt-Out Election may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Company an Opt-In Election or Opt-Out Election may revoke such election at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-In Elections and Opt-Out Elections. Notwithstanding the foregoing, to the extent the Company reasonably and in good faith determines that it is necessary to disclose MNPI to a Holder in order to comply with its obligations hereunder (a “Necessary Disclosure”), the Company shall inform counsel to such Holder to the extent such counsel has been identified in writing to the Company in advance of such determination without disclosing the applicable MNPI, and the Company and such counsel on behalf of the applicable Holder shall endeavor to agree upon a process for making such Necessary Disclosure to the applicable Holder or its representatives that is mutually acceptable to such Holder and the Company (an “Agreed Disclosure Process”). Thereafter, the Company shall be permitted to make such Necessary Disclosure in accordance with the Agreed Disclosure Process.
5.Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company. Such fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock or other Registrable

Securities are then listed or quoted for trading, (B) with respect to filings with FINRA, and (C) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by a Holder), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In no event shall the Company be responsible for any broker or similar commissions or fees incurred by any Holder, except to the extent provided for in this Agreement or the Exchange Agreement referred to herein, including any legal fees or other cost, of the Holders incurred in connection with this Agreement.
6.Indemnification.
(a)    Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.
(b)Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein (so long as such information was not derived from false information provided by the Company), or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
(c)Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that, the Indemnifying Party shall pay for no more than two separate sets of counsel for all Indemnified Parties and such legal counsel shall be selected by the Holders who are named as parties in the same Proceeding. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified

Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
(d)     Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6(d) was available to such party in accordance with its terms.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
The indemnity and contribution agreements contained in this Section 6(d) are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
7.    Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell Registrable Securities of the Company to the public without registration, the Company agrees, for so long as Registrable Securities are outstanding and held by the Holders, to use its commercially reasonable efforts to:
(a)make and keep public information available, as those terms are understood, defined and required in Rule 144;
(b)file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the

Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
(c)furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, such information as may be reasonably and customarily requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.
8.    Assignment of Registration Rights. Except as provided below, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assignable by a Holder without the prior written consent of the Company. Further, the rights under this Agreement may be assignable by the Investor to any permitted transferee of all or any portion of the Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights and such transferee agrees to be bound by the terms of this Agreement, and a copy of such agreement is furnished to the Company within five (5) Business Days after such assignment; (ii) the Company is, within five (5) Business Days after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Second Amended and Restated Certificate of Incorporation of the Company.
9.    Miscellaneous.
(a)Remedies. In the event of a breach by the Company or a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
(b)Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.
(c)Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), (iii) or (iv), such Holder will forthwith discontinue disposition of Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Notwithstanding the foregoing, this paragraph shall not be construed in any way to restrict any Holder from disposition of Registrable Securities not pursuant to the Registration Statement in compliance with applicable laws, including under any exemption from registration under the Securities Act.
(d)Amendments and Waivers. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders. Any amendment or waiver effected in accordance with this Section 8(d) shall be binding upon each Investor or other Holder and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Holders. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by the Holders to which such waiver or consent relates.
(e)Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered to the Company if delivered to: Stronghold Digital Mining, Inc., 595 Madison Avenue, 29th Floor, New York, New York 10022, Attention: Chief Executive Officer, with a copy (which shall not constitute notice) to the Company’s counsel at Vinson & Elkins L.L.P., 1114 Avenue of the Americas, 32nd Floor, New York, New York 10036, Attention: Daniel M. LeBey and Shelley A. Barber, and if to the Holder, to the address indicated on the signature page of this Agreement, or such other address as the Holder shall provide to the Company.
(f)Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner as permitted under the Second Amended and Restated Certificate of Incorporation of the Company.
(g)Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature were the original thereof.
(h)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, employees or agents) will be commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
(i)Causes of Action. All claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may be made only against the entities that are expressly identified as parties hereto. No person who is not a named party to this Agreement, including any director, officer, employee, member, partner (general or limited), securityholder, affiliate, agent, attorney or representative of any named party to this Agreement (“Non-Party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or affiliates) for any obligations arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of this Agreement or its negotiation or execution; and each party waives and releases all such claims and obligations against any such Non-Party Affiliates. Non-Party Affiliates are expressly intended as third party beneficiaries of this provision of this Agreement.
(j)The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all stock or other securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise), which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, stock splits, recapitalizations, pro rata distributions of stock and the like occurring after the date of this Agreement.

(k)The Company shall not merge, consolidate or combine with any other Person, or reorganize or convert into another entity or form of entity, or sell all or substantially all of its assets (on a consolidated basis or otherwise), or engage in any similar transaction unless the agreement, plan of conversion and/or other governing instrument providing for such merger, consolidation or combination, or reorganization, conversion, sale or similar transaction, expressly provides for the continuation of the rights specified in this Agreement with respect to the Registrable Securities or other equity securities issued pursuant to such merger, consolidation or combination or reorganization, conversion, sale or similar transaction, to the extent there are any Registrable Securities (or other securities issued in exchange for Registrable Securities in such merger, consolidation or combination or reorganization, conversion, sale or similar transaction) are outstanding.

(l)Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
(m)Entire Agreement. This Agreement and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
(n)Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(o)Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.
COMPANY:
STRONGHOLD DIGITAL MINING, INC.

By:
Name: Gregory A. Beard
Title: Chief Executive Officer and Chairman

INVESTOR:
ADAGE CAPITAL PARTNERS, LP
By: Adage Capital Partners, GP, LLC, its General Partner
By: Adage Capital Advisors, LLC, its Managing Member

By:
Name:
Title:

ADDRESS FOR NOTICE
Adage Capital Partners, LP
Attn: Dan Lehan
200 Clarendon St., Ste. 52
Boston, MA 02116
Email: ******@******.com

DELIVERY INSTRUCTIONS
(if different from above)
c/o:
Street:
City/State/Zip:
Attention:
Tel:

Annex A
Plan of Distribution
We are registering [__________], which were issued or are issuable to the selling security holders to permit the selling security holders and its pledgees, transferees or other successors-in-interest that receive its securities after the date of this prospectus to resell or otherwise dispose of the securities in the manner contemplated in this section. We will not receive any of the proceeds from the sale of securities in this offering. We will bear all fees and expenses incident to our obligation to register the securities. In connection with this transaction, we entered into a registration rights agreement with the selling security holders, which included registration rights pursuant to which we agreed to file with the SEC a registration statement covering the resale of such securities from time to time. We are registering the securities issued or issuable pursuant to the exchange agreement in accordance with the registration rights agreement entered into in connection therewith in order to permit the selling security holders to offer securities for resale from time to time.
The selling security holders (or their underwriters, if applicable) and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of its securities on any stock exchange, market or trading facility on which the securities are traded or quoted or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale or at negotiated prices. The selling security holders may use any one or more of the following methods when disposing of the securities:
•on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale (including through underwritten offerings);
•in the over-the-counter market;
•ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•block trades in which the broker-dealer will attempt to sell securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•through market makers, brokers, dealers or underwriters that may act solely as agents or as principals;
•purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•an exchange distribution in accordance with the rules of the applicable exchange;
•privately negotiated transactions;
•delivery of securities in settlement of short sales;
•through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;
•broker-dealers may agree with the selling security holders to sell a specified number of securities at a stipulated price per security;
•a combination of any such methods of disposition; and
•any other method permitted pursuant to applicable law.
The selling security holders may elect to make a pro rata in-kind distribution of the securities to its security holders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus. To the extent that such security holders are not affiliates of ours, such security holders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement.
The selling security holders may also sell securities under Rule 144 under the Securities Act or other exemption from registration under the Securities Act, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of that rule.
Broker-dealers engaged by the selling security holders may arrange for other broker-dealers to participate in sales. Broker-dealers, underwriters and other agents may receive commissions or discounts from the selling security holders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated. The selling security holders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved but any such discounts or commissions might be in excess of those customary in the types of transactions involved.
If the selling security holders sell securities in an underwritten offering, the underwriters may acquire the securities for their own account and resell the securities from time to time in one or more transactions. The selling security holders may also authorize underwriters acting as their agents to offer and sell the securities on a continuous at-the-market basis. In any such event described above in this paragraph, we will set forth in a supplement to this prospectus the names of the underwriters and the terms of the transactions, including any underwriting discounts, concessions or commissions and other items constituting compensation of the underwriters and broker-dealers. The underwriters from time to time may change any public offering price and any discounts, concessions or commissions allowed or reallowed or paid to broker-dealers. Unless otherwise set forth in a supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions, and the underwriters will be obligated to purchase all of the securities specified in the supplement if they purchase any of the securities.
The selling security holders may, from time to time, pledge or grant a security interest in some or all of the securities and the pledgee or other secured party, transferee or other successor in interest may sell securities from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling security holders to include the pledgee, secured party, transferee or other successors in interest as selling security holders under this prospectus. The selling security holders also may transfer the securities in other circumstances in which case the transferees, pledgees or other successors-in-interest may be the selling beneficial owners for purposes of this prospectus and may sell such securities from time to time under this prospectus after an amendment or supplement has been filed under Rule 424(b)(3) under, or another applicable provision of, the Securities Act, amending, if necessary, the list of selling security holders to include the transferees, pledgees or other successors-in-interest as a selling security holder under this prospectus.
Upon being notified in writing by the selling security holders that any material arrangement has been entered into with a broker-dealer for the sale of securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act will be filed, disclosing (i) the name of each such selling security holder and of the participating broker-dealer(s), (ii) the number and kind of securities involved, (iii) the price at which such securities were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, if applicable, and (vi) other facts material to the transaction or required to be disclosed by applicable laws, rules and regulations.

The selling security holders also may transfer the securities in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
In connection with the sale of the securities, the selling security holders may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers, other financial institutions and other third parties, which may in turn engage in short sales in the course of hedging the positions they assume. The selling security holders may also sell securities short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out its short positions, or loan or pledge the securities to broker-dealers or other third parties that in turn may sell these securities. The selling security holders may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers, other financial institutions and other third parties or create one or more derivative securities which require the delivery to such broker-dealer, other financial institution and other third parties of securities offered by this prospectus, which securities such broker-dealer or other financial institution or third party may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction if required), including in short sale transactions. Third parties may use securities pledged by the selling security holders or borrowed from the selling security holders or others to settle sales or to close out any related open borrowings of securities, and may use securities received from the selling security holders in settlement of those derivatives to close out any related open borrowings of securities.
The selling security holders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.
If a prospectus supplement so indicates, the underwriters engaged in an offering of these securities may engage in transactions that stabilize, maintain or otherwise affect the market price of these securities at levels above those that might otherwise prevail in the open market. Specifically, the underwriters may over-allot in connection with the offering creating a short position in these securities for their own account. For the purposes of covering a syndicate short position or pegging, fixing or maintaining the price of these securities, the underwriters may place bids for these securities or effect purchases of these securities in the open market. A syndicate short position may also be covered by exercise of an over-allotment option, if one is granted to the underwriters. Finally, the underwriters may impose a penalty bid on certain underwriters and dealers. This means that the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing securities in transactions to cover syndicate short positions, in stabilization transactions or otherwise. The underwriters will not be required to engage in any of these activities and any such activities, if commenced, may be discontinued at any time.
Any of the selling security holders’ underwriters or agents or any of either of their affiliates may be customers of, engage in transactions with and perform services for us, and/or one or more of the selling security holders’ or their affiliates in the ordinary course of business.
There can be no assurance that any selling security holders will sell any or all of the securities registered pursuant to the registration statement, of which this prospectus forms a part.
The aggregate proceeds to the selling security holders from the sale of securities offered by them will be the purchase price of the securities less discounts or commissions, if any. The selling security holders reserve the right to accept and, together with its agents from time to time, to reject, in whole or in part, any proposed purchase to be made directly or through agents. We will not receive any of the proceeds from this offering.
We are required to pay all fees and expenses incident to the registration of the securities, other than any underwriting fees, discounts and selling commissions, stock transfer taxes and fees and disbursements of counsel. We have agreed to indemnify the selling security holders, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each person who controls and such holder, and the officers, directors, agents and employees of each such controlling person, in certain circumstances against certain losses, claims, damages or liabilities to which they may become subject, including certain liabilities under the Securities Act.
Additional information related to the selling security holders and the plan of distribution may be provided in one or more prospectus supplements.

Annex B
STRONGHOLD DIGITAL MINING, INC.
Selling Securityholder Notice and Questionnaire
The undersigned beneficial owner of Registrable Securities understands that Stronghold Digital Mining, Inc., a Delaware corporation (the “Company”), has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement (the “Registration Statement”) for the registration and resale of certain shares (the “Registrable Securities”) of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) that certain holders may hold.
The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE
•Name.
Full Legal Name of Selling Securityholder:
______________________________________________________________
Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:
______________________________________________________________
Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire) and describe the relationship by which they exercise such powers (e.g., director(s), general partner(s), managing member(s), etc.). If voting and dispositive powers are divided among such listed persons, please so indicate:
______________________________________________________________
______________________________________________________________
•Address for Notices to Selling Securityholder:
Telephone:_____________________________________________________
Address1:______________________________________________________
E-Mail:__________________________________________________________
Contact Person:_________________________________________________
•Beneficial Ownership of Registrable Securities:
Type and number of Registrable Securities beneficially owned:

1 Note that only this in this Section 2 will be made public in the Registration Statement.

Number of Registrable Securities to be included in the Registration Statement by the undersigned:
_____________________________________________________________
•Broker-Dealer Status:
Are you a broker-dealer?
Yes ☐        No ☐
Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
Are you an affiliate of a broker-dealer?
Yes ☐        No ☐
If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s):
_____________________________________________________________
______________________________________________________________
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes ☐        No ☐
Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
•Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

•Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:
______________________________________________________________
______________________________________________________________
______________________________________________________________
______________________________________________________________
•The Company has advised each Selling Stockholder that it is the view of the Commission that it may not use shares registered on the Registration Statement to cover short sales of Common Stock made prior to the date on which the Registration Statement is declared effective by the Commission, in accordance with 1997 Securities and Exchange Commission Manual of Publicly Available Telephone Interpretations Section A.65. If a Selling Securityholder uses the prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Securityholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Securityholders in connection with resales of their respective shares under the Registration Statement.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement, and to promptly provide any other information requested by the Company to the extent required in order to comply with the form requirements of the Registration Statement.
Certain legal consequences arise from being named as a Selling Securityholder in the Registration Statement and related prospectus. Accordingly, the undersigned is advised to consult their own securities law counsel regarding the consequence of being named or not being named as a Selling Securityholder in the Registration Statement and the related prospectus.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus. The undersigned hereby elects to include the Registrable Securities owned by it and listed above in Item 3 (unless otherwise specified in Item 3) in the Registration Statement.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Dated:             Beneficial Owner:
        By:
        Name:
        Title:
PLEASE EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

Exhibit C

Form 10-Q Disclosure
Series D Exchange Transaction
On November 13, 2023, the Company consummated the Series D Exchange Transaction pursuant to the Series D Exchange Agreement with the Holder, whereby the Company issued to the Holder 15,582 shares of Series D Preferred Stock in exchange for 15,582 shares of Series C Preferred Stock held by the Holder, which represented all of the shares of Series C Preferred Stock held by the Holder. The Series D Preferred Stock contains substantially similar terms as the Series C Preferred Stock except with respect to a higher conversion price. The Series D Exchange Agreement contains representations, warranties, covenants, releases, and indemnities customary for transactions of this type, as well as certain trading volume restrictions. The Series D Exchange Transaction is expected to result in accretion of approximately 6.5% for the Company’s stockholders.
On November 13, 2023, in connection with the consummation of the Series D Exchange Transaction, the Company entered into a Registration Rights Agreement with the Holder (the “Series D Registration Rights Agreement”) whereby it agreed to, among other things, (i) within fifteen business days of the closing of the Series D Exchange Transaction, file a resale registration statement (the “Series D Resale Registration Statement”) with the SEC covering all shares of Class A common stock issuable upon conversion of the Series D Preferred Stock or upon exercise of the pre-funded warrants that may be issued in lieu of Class A common stock upon conversion of the Series D Preferred Stock (the “Series D Pre-Funded Warrants”), and (ii) to cause the Series D Resale Registration Statement to become effective within the timeframes specified in the Series D Registration Rights Agreement.
The rights and preferences of the Series D Preferred Stock are designated in a certificate of designation filed by the Company with the Secretary of State of the State of Delaware on November 13, 2023, in connection with the closing of the Series D Exchange Transaction, to designate 15,582 shares of the Company’s authorized preferred stock as the Series D Preferred Stock, with the powers, designations, preferences and other rights as set forth therein (the “Certificate of Designation”), which became effective upon filing.
Under the terms of the Certificate of Designation, the Series D Preferred Stock has a stated value of $1,000 per share and is convertible at a holder’s option into shares of Class A common stock at a conversion price of $5.38145 per share (the “Conversion Price”). A holder will not have the right to convert any shares of Series D Preferred Stock, and the Company will not effect such conversion, to the extent that such conversion would cause a holder, together with its affiliates and any person acting as a group with such holder or any of such holder’s affiliates, to beneficially own more than 9.99% of the then issued and outstanding shares of Class A common stock (the “Beneficial Ownership Limitation”). On February 20, 2028, any shares of Series D Preferred Stock that are then outstanding will automatically convert at the Conversion Price into shares of Class A common stock or, to the extent such conversion would cause a holder to exceed the Beneficial Ownership Limitation, into Series D Pre-Funded Warrants, the form of which is attached as Annex B to the Certificate of Designation. The exercise of the Series D Pre-Funded Warrants is subject to the Beneficial Ownership Limitation.
The Series D Preferred Stock ranks senior to the Class A common stock and the Class V common stock with respect to the payment of dividends and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, and on parity with the Series C Preferred Stock. Holders of Series D Preferred Stock generally have no voting rights, except as required by the Delaware General Corporation Law, the Company’s amended and restated certificate of incorporation, and in certain other circumstances specified under the Certificate of Designation. The Series D Preferred Stock is not entitled to receive dividends, does not have preemptive or subscription rights, and has no redemption or sinking fund provisions or rights.
The issuance of the shares of Series D Preferred Stock under the Series D Exchange Agreement was made in reliance on the exemption from registration pursuant to Section 3(a)(9) of the Securities Act, and to an investor that qualifies as an “accredited investor” (as such term is defined in Rule 501(a) of the Securities Act).
The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, Series D Exchange Agreement and the Series D Registration Rights Agreement, which have been filed with the Quarterly Report on Form 10-Q as Exhibit 3.5, Exhibit 10.2 and Exhibit 10.3, respectively.